Exhibit 10.19-A
                                                     EXECUTION COPY

                AMENDMENT NO. 1 TO CREDIT AGREEMENT



     Amendment dated as of January 24, 1997 to the Credit Agreement dated as of May 22, 1996 (the "Credit Agreement") among FRIES & FRIES, INC. (the "Borrower"), MALLINCKRODT INC., as Guarantor (the "Guarantor"), the BANKS party thereto, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent (the "Administrative Agent") and CITIBANK, N.A., as Documentation Agent (the "Documentation Agent").


                       W I T N E S S E T H:


     WHEREAS, the parties have previously entered into the Credit
Agreement;

     WHEREAS, the Borrower owns 50% of Tastemaker, a general partnership between the Borrower and Hercules Flavor, Inc., a subsidiary of Hercules Incorporated;

     WHEREAS, Tastemaker proposes to enter into a credit agreement dated as of January 24, 1997 (the "Tastemaker Credit Agreement") providing for loans in an aggregate amount not to exceed
$600,000,000, the proceeds of which will be used to purchase securities which will be pledged as collateral under the Tastemaker Credit Agreement;

     WHEREAS, the Borrower proposes to Guarantee the obligations of Tastemaker under the Tastemaker Credit Agreement and the Guarantor proposes to Guarantee such Guarantee obligations of the Borrower; and

     WHEREAS, the Borrower has requested the Banks and the Required Banks are willing, on the terms and conditions set forth herein, to amend certain of the covenants in the Credit Agreement;

     NOW, THEREFORE, the undersigned parties hereto agree as follows:

     SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

     SECTION 2.  Amendment of Section 1.1 of the Credit Agreement.
Section 1.1 of the Credit Agreement is amended by inserting, in their appropriate alphabetical positions, the following definitions:

     "Tastemaker" means Tastemaker, a general partnership between the Borrower and Hercules Flavor, Inc., a subsidiary of Hercules
Incorporated.

     "Tastemaker Guarantees" means (i) the Guarantee by the Borrower of the obligations of Tastemaker under the Tastemaker Credit
Agreement and (ii) the Guarantee by the Guarantor of the Guarantee described in clause (i).

     "Tastemaker Credit Agreement" means the credit agreement dated as of January 24, 1997 among Tastemaker, Fries & Fries, Inc., Mallinckrodt Inc., the Banks party thereto, Morgan Guaranty Trust Company of New York, as Administrative Agent and Citibank, N.A. as Documentation Agent, as amended and in effect from time to time; provided that the principal amount of Indebtedness outstanding thereunder shall at no time exceed $600,000,000.

     SECTION 3.  Amendment of Section 5.8 of the Credit Agreement.
Section 5.8 of the Credit Agreement is amended by adding the following sentence:

     For purposes of this provision, the Tastemaker Guarantees will be disregarded in calculating Total Debt, including for purposes of calculating Total Capital.

     SECTION 4.  Amendment of Section 5.9 of the Credit Agreement.
Section 5.9 of the Credit Agreement is amended by adding the following sentence:

     For purposes of this provision, the Tastemaker Guarantees will not be deemed Indebtedness of the Guarantor or any of its Subsidiaries, including for purposes of calculating Total Capital.

     SECTION 5.  Amendment of Section 5.10 of the Credit Agreement.
Section 5.10 shall not apply to the execution, delivery or performance of the Tastemaker Guarantees.

     SECTION 6. Representations and Warranties. The Guarantor and the Borrower each hereby represents and warrants that as of the date hereof and after giving effect hereto:

    (a)   no Default has occurred and is continuing;

    (b) each representation and warranty of the Guarantor and the Borrower set forth in the Agreement is true and correct as though made on and as of this date; and

    (c) since September 30, 1996 there has been no material adverse change, and nothing has occurred that is reasonably likely to result in any material adverse change, in the consolidated financial condition, operations or business taken as a whole of the Guarantor and its Subsidiaries from that set forth in the financial statements furnished to the Banks as at that date.

     SECTION 7. Rights Otherwise Unaffected. This Amendment is limited to the matters expressly set forth herein. Except to the extent specifically amended hereby, all terms of the Credit Agreement shall remain in full force and effect.

     SECTION 8. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     SECTION 9. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective as of the date and the year first written above when the Administrative Agent shall have received duly executed counterparts hereof signed by the Borrower, the Guarantor and the Required Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                               FRIES & FRIES, INC.,
                                 as Borrower


                               By ________________________
                               Title:



                               MALLINCKRODT INC.,
                                 as Guarantor


                               By ________________________
                               Title:



                               MORGAN GUARANTY TRUST COMPANY
                               OF NEW YORK


                               By ________________________
                               Title:



                               CITIBANK, N.A.


                               By ________________________
                               Title:



                               BANK OF AMERICA ILLINOIS


                               By ________________________
                               Title:



                               THE CHASE MANHATTAN BANK


                               By ________________________
                               Title:



                               THE FIRST NATIONAL BANK OF
                               CHICAGO


                               By ________________________
                               Title:




                               ABN-AMRO BANK N.V.,
                               CHICAGO BRANCH


                               By ________________________
                               Title:


                               By ________________________
                               Title:


                               BANCA COMMERCIALE ITALIANA


                               By ________________________
                               Title:


                               By ________________________
                               Title:


                               BANK OF IRELAND


                               By ________________________
                               Title:


                               THE BANK OF NOVA SCOTIA


                               By ________________________
                               Title:


                               THE BANK OF TOKYO-MITSUBISHI,
                               LTD.,CHICAGO BRANCH


                               By ________________________
                               Title:


                               BANQUE PARIBAS


                               By ________________________
                               Title:


                               By ________________________
                               Title:


                               THE BOATMEN'S NATIONAL BANK
                               OF ST. LOUIS


                               By ________________________
                               Title:


                               CIBC INC.


                               By ________________________
                               Title:


                               DEUTSCHE BANK AG
                               CHICAGO AND/OR CAYMAN ISLANDS
                               BRANCHES


                               By ________________________
                               Title:


                               By ________________________
                               Title:


                               THE FUJI BANK, LIMITED


                               By ________________________
                               Title:



                               MELLON BANK, N.A.


                               By ________________________
                               Title:


                               SOCIETE GENERALE, CHICAGO
                               BRANCH


                               By ________________________
                               Title:


                               THE SUMITOMO BANK, LTD.


                               By ________________________
                               Title:


                               UNION BANK OF SWITZERLAND,
                               NEW YORK BRANCH


                               By ________________________
                               Title:


                               By ________________________
                               Title:


                               YASUDA TRUST & BANKING CO.,
                               LTD. CHICAGO BRANCH


                               By ________________________
                               Title: